Execution Copy

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of October 17, 2018, (the “Effective Date”) between RONALD RUYLE, CHARLOTTE RUYLE, JERED RUYLE, and JANSON RUYLE (collectively, the “Seller(s)”), and PARIS OXYGEN COMPANY, a Texas Corporation (the “Company”), and MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC., a Delaware corporation (including its successors and assigns, the “Purchaser”).

RECITALS:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), the Seller(s) desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller(s), securities of the Company, as more fully described in this Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller(s), Company and each Purchaser agree as follows:

1) PURCHASE AND SALE OF SECURITIES.

a) Purchase of Shares of Capital Stock. Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 below, the Seller(s) will sell to the Purchaser, and the Purchaser agrees to purchase from the Seller(s) on the Closing Date (as defined below) (i) such aggregate number of shares of Common Stock set forth opposite such Purchaser’s name in column (3) on the Schedule of Purchasers (“Securities”).

b) Closing. The closing (the “Closing”) of the purchase of the Securities by the Purchasers shall occur at 3539 US HWY 271, Tyler, Texas 75708. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., Pacific Standard Time, on the first (1st) Business Day (as defined below) on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such other date as is mutually agreed to by the Seller(s) and the Purchaser). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

c) Purchase Price. The aggregate purchase price for the Securities to be purchased by the Purchaser shall be the amount set forth opposite such Purchaser’s name in column (3) on the Schedule of Purchasers. The purchase price for the Securities will be US $1,250,000 (the “Purchase Price”) in cash and payable as set forth on the Schedule of Purchasers.

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d) Form of Payment. On the Closing Date, (i) the Purchaser shall pay the Purchase Price by wire transfer of immediately available funds and (ii) the Seller(s) shall deliver to the Purchaser stock certificates with Stock Powers duly executed to effect the transfer of the Securities to the Purchaser or its designee.

2) PURCHASER’S REPRESENTATIONS AND WARRANTIES.

The Purchaser represents and warrants to the Seller(s) that, as of the date hereof and as of the Closing Date:

a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

b) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and shall constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

c) No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Purchaser, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

d) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is (i) an “Accredited Investor” as defined in Rule 501(a) under the Securities Act.

e) Purchasers Investment Experience. The Purchaser, together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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f) No General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented ay any seminar or any other general solicitation or general advertisement.

The Company acknowledges and agrees that the representations contained in this Section 2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

3) REPRESENTATIONS AND WARRANTIES OF THE SELLER(S) AND COMPANY.

The Seller(s) and Company represent and warrant, joint and severally, to the Purchasers that, as of the date hereof and as of the Closing Date:

a) Organization and Qualification. The Company is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authority to own its property and to carry on business as now being conducted and as presently proposed to be conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect (i.e., negative impact; broadly construed) on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 3(a), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

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b) Authorization; Enforcement; Validity. The Seller(s) and the Company have the requisite power and authority to enter into and perform their obligations under this Agreement and the other Transaction Documents in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Seller(s) and the Company, and the consummation by the Seller(s) and the Company of the transactions contemplated hereby and thereby have been duly consented to by the Company’s board of directors or other governing body, as applicable, and no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Seller(s) and the Company, and constitutes the legal, valid and binding obligations of the Seller(s) and Company, enforceable against each in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

c) Original Issuance of Securities. The Securities when originally issued were duly authorized, validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. The original issuance by the Company of the Securities was effected pursuant to an exemption from the registration requirements of Section 5 of the Securities Act.

d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Charter (as defined below) (including, without limitation, any certificate of designations contained therein), Bylaws (as defined below), certificate of incorporation, memorandum of association, articles of association, bylaws or other organizational documents of the Company, or any capital stock or other securities of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

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e) Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

f) Acknowledgment Regarding Purchaser’s Purchase of Securities. The Seller(s) and Company acknowledge and agree that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Purchaser is (i) an officer or director of the Company, (ii) an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or successor rule thereto) (collectively, “Rule 144”)) of the Company, or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares representing the Securities (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). The Seller(s) and Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Seller(s) or Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by a Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Seller(s) and Company further represent to the Purchaser that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Seller(s), Company and their respective representatives.

g) Fees. No brokerage or finder’s fees or commissions are or will be payable by the Seller(s) or Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3(g) that may be due in connection with the transactions contemplated by the Transaction Documents.

h) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under its organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, any Purchaser’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights agreement or similar arrangement relating to accumulations of beneficial ownership of the Securities or a change in control of the Company.

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i) Financial Statements. The Company’s fiscal year end is January 1. The Company has previously delivered to Purchaser the following: audited balance sheet and statements of income, and cash flow of the Company as of and for the last three (3) fiscal years (individually, “Financial Statement” and collectively the “Financial Statements”). The Financial Statements were prepared in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby, present fairly and accurately the financial condition of the Company as of such dates and the results of operations for such periods and are correct and complete, and are consistent with the books and records of the Company. The Company is not currently contemplating to amend or restate any of the Financial Statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

j) Absence of Certain Changes. Since the date of the Company’s most recent Financial Statement, there has been no Material Adverse Change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company. Since the date of the Company’s most recent Financial Statement, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. The Company has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section, “Insolvent” means, (i) with respect to the Company, on a consolidated basis, (A) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness (as defined below), (B) the Company is unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company intends to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company (A) the present fair saleable value of the Company’s assets is less than the amount required to pay its respective total Indebtedness, (B) the Company is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. The Company has not engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

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k) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Seller(s), Company or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) could have a Material Adverse Effect on the Purchaser’s purchase hereunder or (ii) could have a Material Adverse Effect, generally.

l) Conduct of Business; Regulatory Permits. The Company is not in violation of any term of or in default under its organizational documents, any certificate of designations, preferences or rights of any other outstanding series of preferred stock of the Company or Bylaws or its organizational charter, certificate of formation, memorandum of association, articles of association, certificate of incorporation or articles of incorporation or bylaws, respectively. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company will not conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. The Company possesses all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct its business, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or to which the Company is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of property by the Company or the conduct of business by the Company as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

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m) Foreign Corrupt Practices. Neither the Seller(s), Company, or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

ii) assisting the Company in obtaining or retaining business for or with, or directing business to, the Company.

n) Sarbanes-Oxley Act. The Company is in compliance with, or is exempt from, any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated thereunder.

o) Transactions with Affiliates. Except as set forth on Schedule 3(o) attached hereto, no current or former employee, partner, director, officer or stockholder (direct or indirect) of the Company, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative (other than for ordinary course services as employees, officers or directors of the Company)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company, nor does any such Person receive income from any source other than the Company which relates to the business of the Company or should properly accrue to the Company. No employee, officer, stockholder or director of the Company or member of his or her immediate family is indebted to the Company, as the case may be, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).

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p) Equity Capitalization.

(1) Definitions:

(a) “Common Stock” means (x) the Company’s shares of common stock, no par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(2) Authorized and Outstanding Capital Stock. As of the Effective Date hereof, the authorized capital stock of the Company consists of 1,000 shares of Common Stock, of which, 650 are issued and outstanding.

(3) Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been validly issued and are fully paid and non-assessable. Schedule 3(p)(iii) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to warrants, options, convertible securities or other similar instruments and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the Securities Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company. To the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all convertible securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).

(4) Existing Securities; Obligations. Except as disclosed on Schedule 3(p)(iii), (A) none of the Company’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares, interests or capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company; (C) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act; (D) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the securities; and (F) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

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(5) Organizational Documents. The Seller(s) and the Company have furnished to the Purchasers true, correct and complete copies of the Company’s organizational document, as amended and as in effect on the date hereof (the “Charter”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

q) Indebtedness and Other Contracts. The Company, (i) except as disclosed on Schedule 3(q), does not have any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or by which the Company is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the Seller(s) or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

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r) Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company and Seller(s), threatened against or affecting the Seller(s), the Company, the Securities or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(r). No director, officer or employee of the Company has willfully violated 18 U.S.C. §1519 or engaged in spoliation of evidence in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company and Seller(s), there is not pending or contemplated, any investigation by the U.S Securities and Exchange Commission (“SEC”) involving the Seller(s), Company, or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. After reasonable inquiry of its employees, the Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. The Company is not subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

s) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for, and the Company has no any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

t) Employee Relations. The Company is not a party to any collective bargaining agreement or employs any member of a union. The Company believes that its relations with its employees is good. No executive officer or other key employee of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer or other key employee of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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u) Title.

i) Real Property. The Company holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company (the “Real Property”) owned by the Company (as applicable). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any Real Property held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

ii) Fixtures and Equipment. The Company (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s business (as applicable) in the manner as conducted prior to the Closing. The Company owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

v) Intellectual Property Rights. The Company owns or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct its business as now conducted and presently proposed to be conducted. Each of patents owned by the Company is listed on Schedule 3(v)(i). Except as set forth in Schedule 3(v)(ii), none of the Company’s Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three (3) years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company regarding its Intellectual Property Rights. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights.

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w) Environmental Laws.

i) The Company (A) is in compliance with any and all Environmental Laws (as defined below), (B) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its businesses and (C) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

ii) No Hazardous Materials:

(1) have been disposed of or otherwise released from any Real Property of the Company in violation of any Environmental Laws; or

(2) are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company.

iii) The Company does not know of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

iv) No Real Property is on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

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aa) Tax Status. The Company (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”). The net operating loss carryforwards (“NOLs”) for United States federal income tax purposes of the Company shall not be adversely effected by the transactions contemplated hereby. The transactions contemplated hereby do not constitute an “ownership change” within the meaning of Section 382 of the Code, thereby preserving the Company’s ability to utilize such NOLs.

bb) Investment Company Status. The Company is not an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

cc) U.S. Real Property Holding Corporation. The Company is not, or has never been a U.S. Real Property Holding Corporation within the meaning of Section 897 of the Code, and the Company shall so certify upon any Purchaser’s request.

dd) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

ee) Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

ff) Illegal or Unauthorized Payments; Political Contributions. Neither the Seller(s), nor the Company, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any other business entity or enterprise with which the Seller(s) or Company is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company.

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gg) Money Laundering. The Seller(s) and the Company are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

hh) Management. Except as set forth in Schedule 3(hh) hereto, during the past five (5) year period, no current or former officer or director or, to the knowledge of the Company, no current ten percent (10%) or greater stockholder of the Company has been the subject of:

i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two (2) years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two (2) years before the time of the filing of such petition or such appointment;

ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2) engaging in any particular type of business practice; or

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(3) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

ii) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

jj) No Additional Agreements. The Company does not have any agreement or understanding with any Purchasers with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

kk) Public Utility Holding Act. The Company is not a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

ll) Federal Power Act. The Company is not subject to regulation as a “public utility” under the Federal Power Act, as amended.

mm) Registration Rights. No holder of Securities of the Company has rights to the registration of any securities of the Company.

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nn) Disclosure. The Seller(s) and Company understand and confirm that the Purchaser will rely on the foregoing representations in effecting transactions in Securities of the Company. All disclosure provided to the Purchaser regarding the Seller(s) and the Company, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Seller(s) and the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Seller(s) and the Company to the Purchaser pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All financial projections and forecasts that have been prepared by or on behalf of the Seller(s) and the Company and made available to the Purchaser have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Purchaser, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Seller(s) and Company acknowledge and agree that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

oo) No General Solicitation. Neither the Seller(s), the Company nor any person acting on behalf of the Seller(s) or Company has offered or sold any of the Securities by any form of general solicitation or general advertising.

pp) Material Contracts; Customers; Suppliers.

i) Schedule 3(ss)(i) attached hereto lists and briefly describes all Material Contracts as of the Closing Date. As used herein, the term “Material Contract” shall mean a contract, agreement, instrument, arrangement, understanding, lease, or rental agreement, whether written or verbal, to which the Company is a party, which (i) provides for aggregate payments by or to the Company of U.S. $25,000.00 or more, or (ii) by its terms extends for a period ending (or is not otherwise terminable for a period of) more than one year after the Closing Date. To the best knowledge of the Seller(s) and Company, each such contract is enforceable pursuant to its terms and neither the Company nor any of the counter-parties to any such contract is in material breach or violation of, or in default under, any provision of such Material Contracts. Except as set forth on Schedule 3(ss)(i) with respect to any specific Material Contract, the Closing of the transactions contemplated by this Agreement do not require prior notice to or consent from the counterparty to any Material Contract.

ii) Schedule 3(ss)(ii) sets forth a list of customers of the Company, who have generated at least U.S. $25,000.00 or more in sales for the Company during each of the fiscal years ending 2016 and 2017. Unless otherwise listed under Material Contracts in Schedule 3(ss)(i), these customers are not subject to any contract with the Company that currently extends more than one (1) year after the Closing Date.

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iii) Schedule 3(ss)(iii) sets forth a list of vendors or suppliers to the Company, based on the value of purchases in excess of U.S. $25,000.00 or more made from such suppliers during the 2016 and 2017 fiscal years. Unless otherwise listed under Material Contracts in Schedule 3(ss)(i), these vendors and suppliers are not subject to any contract with the Company that currently extends more than one (1) year after the Closing Date.

qq) Employee Benefits. Schedule 3(qq) lists each non-qualified deferred compensation plan, qualified defined contribution retirement plan, qualified defined benefit retirement plan or other material fringe benefit plan or program that the Company maintains or to which the Company contributes with regard to any individual employed with the Company (“Employee Benefit Plans”). With respect to any Employee Benefit Plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), which is subject to ERISA and which is sponsored, maintained or contributed to, or has been sponsored, maintained or contributed to, since December 31, 2013, by the Company or any person deemed to be affiliated or aggregated with the Company under Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986 (the “Code”) or Section 4001(a)(14) of ERISA: (a) no unsatisfied withdrawal liability or obligation, within the meaning of Section 4201 of ERISA, has been incurred, (b) no unsatisfied liability or obligation to the Pension Benefit Guaranty Corporation has been incurred by the Corporation or any ERISA Affiliate, (c) no accumulated funding deficiency, whether or not waived, within the meaning of Section 302 of ERISA or Section 412 of the Code has been incurred, and (d) all contributions (including installments) to such plan required by Section 302 of ERISA and Section 412 of the Code have been timely made. With respect to any Employee Benefit Plan, such plan has been funded and maintained in compliance with all laws applicable thereto and the requirements of such plan’s governing documents.

rr) Receivables. The Company’s receivables, including all contracts in transit, manufacturer’s warranty receivables, notes receivable, accounts receivable, trade account receivables, and insurance proceeds receivable (“Receivables”) relate to the business of the Company, represent bona fide transactions, arose in the Company’s ordinary course of business and are properly reflected on the Company’s books and records. No customer or supplier of the Company is entitled to any payment terms other than terms in the Company’s ordinary course of business. Except as set forth on Schedule 3(qq), all of the Receivables are good and collectible receivables, are current and be collected in accordance with past practice and the terms of such Receivables (and in any event within six (6) months following the Closing Date) without any right to setoff or counterclaim.

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4) REPRESENTATIONS AND WARRANTIES OF SELLER(S).

a) Ownership of Securities and Capacity to Sell. Each Seller identified on Schedule 4(a) beneficially and of record owns the amount and type of Securities set forth next to each respective Seller’s name, and each Seller has the full legal right, power, and authority to sell, convey, assign, and transfer such Seller’s respective Securities to the Purchaser pursuant to this Agreement free and clear of any Lien, claim, charge, encumbrance, or restriction whatsoever, so that upon delivery of such Securities to the Purchaser, good, and valid title to such Securities will vest in Purchaser free and clear of any lien, claim, charge, encumbrance, or restriction whatsoever.

b) Authorization. Each Seller that is a natural person has full right, capacity and authority to enter into this Agreement and the Transaction Documents (defined below) and to sell, assign, transfer and deliver the Securities to be sold by such Seller hereunder and to perform its other obligations under this Agreement and each Transaction Document to which Seller is a party. Each Seller that is a corporation or other legal person, has full corporate or partnership right, power and authority to enter into this Agreement and the Transaction Documents and to consummate the transactions contemplated hereby, and all corporate resolutions required to authorize such Sellers to consummate the transactions contemplated hereby have been now or will, as of the Closing Date, have been adopted. Each Seller that is the trustee of a trust or executor of an estate has been duly designated as trustee under the trust instruments or as fiduciary or power of attorney for such estate, and is properly authorized under such documents or instruments to enter into this Agreement and the Transaction Documents and to consummate the transactions contemplated hereby on behalf of each such Seller. Upon proper execution and delivery by such Seller, this Agreement constitutes the valid and binding obligation of the Sellers, enforceable in accordance with its terms, except as the enforceability hereof may be subject to or limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally and to general principles of equity being applied at the discretion of the courts.

c) Consents and Approvals. Neither the execution and delivery by any Seller of this Agreement, nor the consummation by any Seller of the transactions contemplated hereby, nor compliance by any Seller with any of the provisions hereof will: (i) conflict with or result in a breach of any provision of the Charter or Bylaws or other governing document of such Seller; (ii) violate any order, writ, injunction, decree, judgment, ruling, law, rule or regulation of any court or governmental authority, applicable to such Seller, or any of their respective properties or assets; (iii) require any consent, approval, or authorization of, or notice to, or declaration, filing, or registration with, any governmental or regulatory authority; or (iv) violate or conflict with, or result in a breach of, or constitute a default under, or require consents from any other party to, or result in a right of termination or cancellation of, or result in acceleration of any right or creation of any lien under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement, or other instrument or commitment or obligation relating to which any Seller is or was a party or by which they or any of their respective properties or assets may be or was bound or affected. The Securities constitute all of the Sellers’ equity ownership interests in the Company.

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5) PRE-CLOSING COVENANTS.

a) At all times during the period between the execution of this Agreement and the Closing, each Seller shall or shall cause the Company and the Company shall do (or refrain from doing) the following:

i) continue to operate the Company’s business in the same manner as the business was operated prior to the date of this Agreement, and the Sellers who are employees of the Company shall devote One Hundred Percent (100%) of their working time and attention to the conduct of the business;

ii) not start any new business, or accept or undertake any employment or provide any services related to any business of any other person or entity (other than in the Company’s ordinary course of business);

iii) not remove, sell or otherwise dispose of any assets, property or equipment of any nature of the Company used in the business, except for the sale of its products, inventory and equipment and the payment of payables and other obligations in the ordinary course of business consistent with past custom and practice;

iv) not allow any unlawful activity to be conducted on or about the premises upon which the business is conducted or at any other place where business activity is being conducted by the Company;

v) maintain its general liability and property insurance carried as of the date hereof;

vi) not change, alter or revise its employee manual (if any) for the employees of the Company;

vii) not purchase any equipment out of the ordinary course of business consistent with past custom and practice;

viii) not grant any options or warrants in Common Stock of the Company, nor issue any additional Common Stock or Preferred Stock of the Company.

ix) not make any distributions of cash, property or other dividends to the Sellers, except the Company may pay for salaries, expense reimbursements and other benefits (including payments pursuant to the Company’s 401(k) Plan to Seller(s) who are employees of the Company;

x) pay the attorneys and accountants or other consultants fees for work in connection with this Agreement and the related transactions described herein which are performed prior to the execution of this Agreement, up to a maximum of $3,000.00 in legal fees (work following Closing shall be the responsibility of the Company);

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xi) continue to make payments to third parties in the normal course of business consistent with past custom and practice, including, without limitation, to suppliers, on leases, and the payment of employee payroll type taxes and estimated or final payments with respect to federal and state income or franchise and sales taxes, including establishing an escrow for taxes due with respect to periods prior to the Closing; and,

xii) Pay off or cancel any inter-company loans or obligations owed by the Company to the Seller(s) or any affiliate of the Seller(s) or any affiliate of the Company.

xiii) pay off or receive written confirmation that the $976,000 in accounts payable owed to Tyler Welders Supply, Inc. has been cancelled and provide such written confirmation to the Buyer.

b) None of the covenants to take actions or not take actions set forth in this Section 5 shall survive Closing.

6) COVENANTS.

a) Best Efforts. Each Purchaser shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement. The Company and Seller(s) shall use their best efforts to timely satisfy each of the Pre-Closing Covenants, the covenants hereunder and conditions to be satisfied by it as provided in Section 8 of this Agreement.

b) Blue Sky. The Seller(s) shall, on or before the Closing Date, take such action as the Seller(s) shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Purchaser at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Seller(s) shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Purchaser.

c) Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a Passive Foreign Investment Company within the meaning of Section 1297 of the Code.

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7) CONDITIONS TO THE SELLER(S) OBLIGATION TO SELL.

a) The obligation of the Seller(s) hereunder to sell the Securities to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Seller(s)’ sole benefit and may be waived by the Seller(s) at any time in its sole discretion by providing each Purchaser with prior written notice thereof:

i) Such Purchaser shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Seller(s) and the Company, as applicable.

ii) Such Purchaser shall have delivered to the Seller(s) the Purchase Price for the Securities being purchased by such Purchaser at the Closing by wire transfer of immediately available funds.

iii) The representations and warranties of such Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date, and except for representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

8) CONDITIONS TO PURCHASER’S OBLIGATION TO PURCHASE.

a) The obligation of the Purchaser hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion by providing the Seller(s) or the Company (as applicable) with prior written notice thereof:

i) The Seller(s) and Company shall have duly executed and delivered to such Purchaser each of the Transaction Documents to which it is a party and the Seller(s) shall have duly executed and delivered to such Purchaser the aggregate number of Securities set forth on the Purchase Schedule, being purchased by the Purchaser at the Closing pursuant to this Agreement.

ii) Such Purchaser shall have received the opinion of the Company’s Attorney, the Company’s counsel, dated as of the Closing Date, in form and substance reasonably acceptable to such Purchaser.

iii) The Company shall have delivered to such Purchaser a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) business days of the Closing Date.

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iv) The Company shall have delivered to such Purchaser a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within ten (10) business days of the Closing Date.

v) The Company shall have delivered to such Purchaser a certified copy of its Charter (including any certificate of designations) as certified by the Texas Secretary of State within ten (10) business days of the Closing Date.

vi) The Company shall have delivered to such Purchaser a certificate, in form and substance reasonably acceptable to such Purchaser, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in form and substance reasonably acceptable to such Purchaser, (ii) the Charter of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing.

vii) Each and every representation and warranty of the Seller(s) and the Company shall be true and correct as of the date when made and true and correct in all material respects as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date, and except for representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) and the Seller(s) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Seller(s) and Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser in form and substance reasonably acceptable to such Purchaser.

viii) The Seller(s) shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, if any.

ix) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

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x) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

xi) Purchaser shall have obtained cash proceeds from a financing transaction sufficient to pay the Purchase Price to Seller(s).

xii) The Company shall have delivered to such Purchaser such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Purchaser or its counsel may reasonably request.

9) RESERVED.

10) TERMINATION.

a) This Agreement may be terminated at any time prior to the Closing:

i) By mutual consent of Purchaser and Seller(s); or

ii) By either the Seller(s), or Purchaser if, without fault of the terminating party, the Closing shall not have occurred by the date for such Closing, which date may be extended only by mutual agreement of Purchaser and Seller(s).

iii) By Seller(s) if Purchaser is unable to obtain the required financing or before Closing.

iv) The date on which this Agreement is terminated pursuant to this Section is herein referred to as the “Termination Date.”

b) Effect of Termination. Except for the obligations contained in Section 10(c) and Section 10(d) below, all obligations of the parties hereto under this Agreement shall terminate as of the Termination Date, and there shall be no liability, except liability for any breach of this Agreement prior to such termination, of any party to another party.

c) Expenses on Termination. Each party hereto shall bear its own costs and expenses incurred by it in connection with the termination of this Agreement in the event this Agreement is terminated.

d) Confidentiality. Upon termination of this Agreement without Closing, the Purchaser, Seller(s) and Company will, and will cause each of their respective affiliates, and their directors, officers, employees, agents, representatives and similarly situated persons to: (a) treat and hold as confidential, and not use or disclose, all of the information concerning the Seller(s), the Company and the business, the negotiation or existence and terms of this Agreement (“Confidential Information”), and (b) deliver promptly to the Company or destroy, at the option and request of Seller(s), all tangible embodiments (and all copies) of the Confidential Information which are in such Purchaser’s or Purchaser affiliated persons’ possession. If the Purchaser is ever requested or required (by oral question or request for information or documents) to disclose any Confidential Information, such Purchaser will notify the Seller(s) and the Company promptly of the request or requirement so that the Seller(s) or the Company may seek an appropriate protective order from a court with competent jurisdiction or waive compliance with this 10(d).

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11) MISCELLANEOUS.

a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts of Delaware, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Purchaser from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Purchaser or to enforce a judgment or other court ruling in favor of such Purchaser. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

e) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Purchaser, the Seller(s), the Company, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Purchaser with respect to the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein. Except as specifically set forth herein or therein, neither the Seller(s), the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Seller(s) or Company and the Purchaser, and any amendment or waiver to any provision of this Agreement made in conformity with the provisions of this Section 11(e) shall be binding on the Purchaser and holders of Securities, as applicable. The Company has not, directly or indirectly, made any agreements with the Purchaser relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. As a material inducement for the Purchaser to enter into this Agreement, the Seller(s) and the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by the Purchaser, any of its advisors or any of its representatives shall affect such Purchaser’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Seller(s)’ and Company’s representations and warranties contained in this Agreement or any other Transaction Document.

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f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail; or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Paris Oxygen Company

P.O. Box 750

Tyler, Texas 75710

Telephone: (903) 593-7343

Attention: Ronald Ruyle, President

E-Mail: jered@tylerweldersgroup.com

If to the Seller(s):

RONALD RUYLE

10481 HWY 31E

Tyler, Texas 75705

(903) 360-8977

CHARLOTTE RUYLE

10481 HWY 31E

Tyler, Texas 75705

(903) 530-8278

JERED RUYLE

1715 Easy St.

Tyler, Texas 75703

(903) 780-2165

JANSON RUYLE

4308 Aberdeen Dr.

Tyler, Texas 75703

(903) 330-0338

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If to the Purchaser:

MagneGas Applied Technology Solutions, Inc.

11885 44th Street North

Clearwater, FL 33762

Attention: General Counsel

E-mail: tylerwilson@magnegas.com

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The parties shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

h) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 11(k).

i) Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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k) Indemnification.

i) In consideration of the Purchaser’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Seller(s) and Company shall defend, protect, indemnify and hold harmless the Purchaser and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Seller(s) and Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Seller(s) or Company contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party, including for these purposes a derivative action brought on behalf of the Seller(s) or Company or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, or (B) the status of such Purchaser or holder of the Securities either as an investor in the Company pursuant to this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

ii) Promptly after receipt by an Indemnitee under this Section 11(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Seller(s) or Company under this Section 11(k), deliver to the Seller(s) and Company a written notice of the commencement thereof, and the Seller(s) and the Company shall have the right to participate in, and, to the extent the Seller(s) or the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Seller(s) or the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Seller(s) or the Company if: (A) the Seller(s) or the Company has agreed in writing to pay such fees and expenses; (B) the Seller(s) or Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company or the Seller(s), and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company or the Seller(s) (in which case, if such Indemnitee notifies the Company or Seller(s) in writing that it elects to employ separate counsel at the expense of the Seller(s) or the Company, then the Seller(s) or Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Seller(s) or the Company), provided further, that in the case of clause (C) above the Seller(s) or Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Seller(s) or the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Seller(s) or the Company and shall furnish to the Seller(s) or the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Seller(s) or the Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Seller(s) or the Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Seller(s) or the Company shall not unreasonably withhold, delay or condition its consent. The Seller(s) or Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Seller(s) or the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Seller(s) or Company within a reasonable time of the commencement of any such action shall not relieve the Seller(s) or Company of any liability to the Indemnitee under this Section 11(k), except to the extent that the Seller(s) or Company is materially and adversely prejudiced in its ability to defend such action.

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iii) The indemnification required by this Section 11(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills are received or Indemnified Liabilities are incurred.

iv) The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Seller(s), the Company or others, and (B) any liabilities the Seller(s) or the Company may be subject to pursuant to the law.

l) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

m) Remedies. Each Purchaser and in the event of assignment by Purchaser of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Seller(s) and the Company recognize that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law would inadequate relief to the Purchasers. The Seller(s) and the Company therefore agree that the Purchasers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

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n) Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Seller(s) or Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Seller(s) or the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

o) Payment Set Aside; Currency. To the extent that the Seller(s) or the Company makes a payment or payments to the Purchaser hereunder or pursuant to any of the other Transaction Documents or the Purchaser enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Seller(s) or the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars.

p) Fees and Expenses. Except as otherwise expressly provided in this Agreement, each party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereunder, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

q) Confidentiality. The Seller(s) and the Company will, and will cause each of its respective affiliates, and its and their directors, officers, employees, agents, representatives and similarly situated persons to: (a) treat and hold as confidential, and not use or disclose, all of the information concerning the negotiation or existence and terms of this Agreement and the business affairs of the Purchaser (“Confidential Information”), except for disclosures to their respective professional advisors, and (b) deliver promptly to the Seller(s) or the Company or the Purchasers, as appropriate or destroy, at the option and request of a Purchaser, all tangible embodiments (and all copies) of the Confidential Information which are in the Seller(s), Company’s, or its affiliates possession. If the Seller(s) or the Company or its affiliates is ever requested or required (by oral question or request for information or documents) to disclose any Confidential Information, the Company will notify the Purchaser promptly of the request or requirement so that the Purchaser may seek an appropriate protective order from a court with competent jurisdiction or waive compliance with this Section 11(q).

[Signature Pages Follow]

[The Remainder of This Page is Intentionally Blank]

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IN WITNESS WHEREOF, each Seller(s), Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

PARIS OXYGEN COMPANY

By:	/s/ Ronald Ruyle
Name:	Ronald Ruyle
Title:	President

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IN WITNESS WHEREOF, each Seller(s), Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

SELLER(S):

/s/ Ronald Ruyle
RONALD RUYLE

/s/ Charlotte Ruyle
CHARLOTTE RUYLE

/s/ Jered Ruyle
JERED RUYLE

/s/ Janson Ruyle
JANSON RUYLE

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IN WITNESS WHEREOF, each Seller(s), Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

PURCHASER:

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Ermanno Santilli
Name:	Ermanno Santilli
Title:	Chief Executive Officer

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PURCHASE SCHEDULE

(1)	(2)	(3)	(4)	(5)	(6)

Purchaser	Seller	Aggregate Number of Securities	Date of Purchase	Purchase Price	Legal Representative’s Contact Information
MagneGas Applied	Ronald Ruyle	225		$437,500	MagneGas Applied Technology Solutions, Inc.
Technology Solutions, Inc.	Charlotte Ruyle	225		$437,500	11885 44th Street N. Clearwater, FL 33762
	Jered Ruyle	100		$187,500	Telephone: (509) 953-3059 E-mail:
	Janson Ruyle	100		$187,500	tylerwilson@magnegas.com Attention: Tyler B. Wilson, Esq.

TOTAL		650		$1,250,000

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Schedule 3(a)

“Subsidiaries”

36

Schedule 3(o)

“Transactions with Affiliates”

37

Schedule 3(p)(iii)

“Valid Issuance; Available Shares; Affiliates”

38

Schedule 3(q)

“Other Indebtedness and Contracts”

39

Schedule 3(r)

“Litigation”

40

Schedule 3(v)(i)

“Intellectual Property”

41

Schedule 3(v)(ii)

“Expired Intellectual Property Rights”

42

Schedule 3(hh)

“Bad-Actor Disclosures”

43

Schedule 3(ss)(i)

“Material Contracts”

44

Schedule 3(ss)(ii)

“Customers”

45

Schedule 3(ss)(iii)

“Suppliers”

46

Schedule 3(uu)

“Receivables”

47

Schedule 3(qq)

“Employee Benefits”

48

Schedule 4(a)

“Selling Securities Holders”

49